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EXHIBIT 10: MANAGEMENT AGREEMENT


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                             TALLEY KING MANAGEMENT

                                    AGREEMENT


        This Agreement is entered into this 1st day of January, 1997, by and between Talley King Management ("Talley King") and Central American Equities Corp. ("CAE").

        Talley King will provide CAE with the day to day management services of CAE's three Hotels: The Ecolodge, Sunset Reef and Hotel Alta. In consideration therefor, CAE will pay Talley King a monthly fee of $9,000.00 for its services. This agreement shall be in effect from January 1, 1997 through December 31, 1997. This agreement is renewable annually by both parties unless terminated by either party upon 30 days written notice.


                                        Talley King Management
                                        19200 Von Karman Avenue
                                        Suite 850
                                        Irvine, CA 92612

                                        By: /s/ Paul D. King
                                            ------------------------------------
                                                Paul D. King


                                        Central American Equities Corp.
                                        Carretera Vieja A
                                        Santa Ana
                                        Frente A Tierra Rica
                                        El Alta de Las Palomas
                                        San Jose, Costa Rica

                                        By: /s/ Brian Frazee
                                            ------------------------------------
                                                Brian Frazee, President

              19200 Von Karman Avenue, Suite 850, Irvine, CA 92612
                   800-795-9390 949-757-0222 949-757-0444 Fax


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